EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 18 U.S.C SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Shengtai Pharmaceutical, Inc., the “Company,” on Form 10-K for the fiscal year ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof, the “Report,” I, Qingtai Liu, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

2.       That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2012

SHENGTAI PHARMACEUTICAL, INC.

/s/ Qingtai Liu
Qingtai Liu
Chief Executive Officer